Milestone Payment Liability (Tables)	12 Months Ended
Jun. 30, 2024
Business Combinations [Abstract]
Schedule of Milestone Payment Liability	The discount rate was based on published rates for corporate bonds and the term was based on an estimate of the planned timing of completion of the respective development achievement that would result in payment of the respective milestones.

$ (in thousands)
Balance – June 30, 2022	163
Change in fair value estimate	3

Balance – June 30, 2023	166
Change in fair value estimate	20

Balance – June 30, 2024	186